UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported:): August 24, 2009

Commission File Number 001-15665

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UC HUB GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	88-0389393
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

NEVADA	88-0389393
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

6499 N. Powerline
Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Former Address

285 EAST WARM SPRINGS ROAD, SUITE 105, LAS VEGAS, NEVADA, 89119

Registrant's telephone number, including area code: (800) 278-8870

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 29, 2008 UC HUB Group Inc (UCHB.OB) executed an Asset Acquisition and Assignment Agreement with Tri Star Holdings Inc of Ft Lauderdale Florida (Tshl.pk) that was notarized on the same date.  The Asset Acquisition and Assignment Agreement stated that Tri Star Holdings Inc had $10 Billion of mining assets and claims and those representations and warranty were supplied  in various forms, including and not limited to, brochures and web sites with such information along with assays.  In exchange and for consideration for such assets and mining claims, UC Hub Group Inc was to issue to Tri Star Holdings Inc one certificate for 190 million restricted shares of UC Hub Stock.

UC Hub instructed the transfer agent to send the restricted Certificate to Tri Star Holdings Inc and subsequently began working on the represented assets to begin mining.  Over time UC Hub found many discrepancies with the rights, title, assays and other such potential legal conflicts.  UC Hub then approached Tri Star Holdings Inc with such discrepancies and conflicts and the parties agreed to sign an Amendment, executed on Jan 29, 2009, whereby Tri Star was offered an opportunity to cure the discrepancies and or replace a mining claim or asset with a like value.

On May 14, 2009, the parties signed a second Amendment which placed the UC Hub restricted Certificate in escrow with the Company’s  transfer agent.   The terms of this second Amendment gave Tri Star Holdings six months which would have been June 29, 2009 to cure the discrepancies from the original contract execution of Dec 29, 2008.

On June 29, 2009, no such cure had occurred, and to date no cure was provided.

On August 14, 2009,  UC Hub and Tri Star agreed to cancel and rescind the deal and  sent an instruction letter to UC Hub’s transfer agent to that effect.

Safe Harbor Provision

This news release includes forward-looking statements, including with respect to the future level of business for the parties. These statements are necessarily subject to risk and uncertainty. Actual results could differ materially from those projected in these forward-looking statements as a result of certain risk factors that could cause results to differ materially from estimated results. Management cautions that all statements as to future results of operations are necessarily subject to risks, uncertainties and events that may be beyond the control of Tri-Star Holdings, Inc. and no assurance can be given that such results will be achieved. Potential risks and uncertainties include, but are not limited to, the ability to procure, properly price, retain and successfully complete projects, the availability of technical personnel, changes in technology and competition.

Contact:

Larry Wilcox

CEO, UC HUB GROUP INC

1 800 278 8870

info@uchub.net

Anthony Mellone

President & CEO

Tri-Star Holdings, Inc.

Item 9.01 - Financial Statements and Exhibits.

NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UC HUB, INC.

Dated: August 24, 2009	By:	/s/ Larry Wilcox
Larry Wilcox
President and
Chief Executive Officer